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                                                                 EXECUTION COPY

                                LIQUIDITY AGREEMENT
                                       (ISC)

          THIS LIQUIDITY AGREEMENT (ISC) is entered into as of the 24th day of April, 1998, by and among INTERNATIONAL SECURITIZATION CORPORATION, a Delaware corporation (together with its successors and assigns, "ISC"), each of the LIQUIDITY BANKS (hereinafter defined), and THE FIRST NATIONAL BANK OF CHICAGO ("FNBC"), individually and as Liquidity Agent, with respect to that certain Face Amount Certificate Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Face Amount Certificate Agreement") among 312 Certificate Company (the "Company"), ISC and the Liquidity Banks (ISC and the Liquidity Banks collectively, the "Certificateholders").

          The parties hereto agree as follows:

                                     ARTICLE I

                                    DEFINITIONS

     1.1 INCORPORATION OF DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Face Amount Certificate Agreement or the Investment Management Agreement.

     1.2. CERTAIN OTHER DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

          "Aggregate Commitment" means, at any time, the sum of the Commitments then in effect.

          "Agreement" means this Liquidity Agreement (ISC), as amended, modified or restated from time to time in accordance with the terms hereof.

          "Article" means a numbered article of this Agreement unless otherwise specified.

          "Assigned Percentage" means the percentage interest in the ISC Interest transferred to the Liquidity Banks hereunder, in the aggregate.

          "Available L/C Amount" means the amount available to be drawn under the Letter of Credit.

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          "Certificate" means the Face Amount Certificate in the maximum principal amount of $500,000,000 issued by the Company pursuant to the Face Amount Certificate Agreement.

          "Certificate Balance" means, with respect to any Liquidity Bank, at any time of determination thereof, an amount equal to (a) such Liquidity Bank's Pro Rata Share of the Assigned Percentage times (b) the unpaid principal balance of the Certificate as of such date.

          "Commitment" means, with respect to any Liquidity Bank, the amount set forth on Annex 1 hereto opposite such Liquidity Bank's name, or in its Transfer Supplement, as the same may be reduced from time to time in accordance with
Section 2.5 or Section 5.5(c), and, in the case of FNBC, increased in accordance with Section 2.2(c).

          "Commitment Expiry Date" means the earliest to occur of (i) the date on which all amounts due and owing to the Certificateholders under the Face Amount Certificate Agreement have been indefeasibly paid in full, (ii) the date on which the Aggregate Commitment has been reduced to zero pursuant to Section 2.5 of this Agreement, and (iii) the Fixed Expiry Date.

          "Fair Market Value" has the meaning given to such term in the Investment Management Agreement.

          "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Liquidity Agent from three federal funds brokers of recognized standing selected by the Liquidity Agent in its sole discretion.

          "Fixed Expiry Date" means April 22, 1999, as such date may be extended from time to time.

          "FNBC" means The First National Bank of Chicago, in its individual capacity, and its successors.

          "FNBC Roles" is defined in Section 4.10.

          "Investment Management Agreement" means the Investment Management Agreement of even date herewith among the Company, Integrity Capital Advisors, Inc., as the

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Portfolio Manager and FNBC as the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Investor Purchase Option" means an irrevocable written notice given to ISC by the Required Liquidity Banks, delivered following the occurrence of the Investor Purchase Trigger, committing the Liquidity Banks to purchase the ISC Interest, which notice shall designate (a) the applicable Purchase Date and
(b) the Purchase Price (including a calculation of the Purchase Price acceptable to ISC).

          "Investor Purchase Trigger" means the occurrence of a Swap Event.

          "ISC" is defined in the preamble to this Agreement.

          "ISC Insolvency Event" means the occurrence of any one or more of the following: (a) ISC shall have voluntarily commenced any proceeding or filed any petition under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of ISC, or (b) involuntary proceedings or an involuntary petition shall have been commenced or filed against ISC by any Person under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of ISC and an order of relief shall have been entered or such proceeding or petition shall not have been dismissed within sixty (60) days.

          "ISC Interest" means ISC's rights to the repayment of the Invested Amount and to payment of Earned Yield thereon, and its other rights and interests evidenced by the Face Amount Certificate Agreement, together with its related rights and interests under the Transaction Documents.

          "Letter of Credit" means that certain standby letter of credit dated April 24, 1998 issued by the Letter of Credit Banks in favor of ISC.

          "Letter of Credit Agent" means FNBC in its capacity as agent for the Letter of Credit Banks pursuant to the Letter of Credit and related documents.

          "Letter of Credit Banks" means the collective reference to each financial institution party to the Letter of Credit.

          "Letter of Credit Reimbursement Agreement" means that certain reimbursement agreement among the Company, the Letter of Credit Agent and the Letter of Credit Banks with respect to the Letter of Credit,

          "L/C Draw Amount" means, on any date of determination, with respect to the ISC Interest transferred to the Liquidity Banks hereunder pursuant to
Section 2.1(a), an amount equal to the lesser of (A) the amount available to be drawn on the Letter of Credit and

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(B) the positive difference (if any) of (i) an amount equal to the product of the Assigned Percentage as of such date TIMES the sum of (a) the unpaid principal balance of the Certificate as of such date, (b) all accrued and unpaid Earned Yield as of such date and (c) all accrued and unpaid fees and other amounts due under the Face Amount Certificate Agreement as of such date minus (ii) an amount equal to the product of the Assigned Percentage as of such date TIMES the Fair Market Value of all Securities and Short-Term Investments owned by the Company on such date PLUS any free cash balance on deposit in the Custodial Account on such date PLUS the accrued interest or discount with respect to such Securities and Short-Term Investments on such date.

          "L/C Draw Percentage" means, on any date of determination, a fraction (converted to a percentage) with the L/C Draw Amount paid to the Liquidity Agent pursuant to Section 2.1(c) as the numerator and the aggregate Purchase Price amounts paid hereunder by the Liquidity Banks as the denominator.

          "L/C Insolvency Event" means the occurrence of any one or more of the following with respect to any letter of Credit Bank: (a) such Letter of Credit Bank shall have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (b) such Letter of Credit Bank shall have voluntarily commenced any proceeding or filed any petition under any bankruptcy, insolvency or similar law of the United States, any state of the United States or any applicable foreign jurisdiction in which such Letter of Credit Bank is organized seeking the dissolution, liquidation or reorganization of such Letter of Credit Bank, or (c) involuntary proceedings or an involuntary petition shall have been commenced or filed against such Letter of Credit Bank under any bankruptcy, receivership, insolvency, liquidation or similar law of the United States, any state of the United States or any applicable foreign jurisdiction in which such Letter of Credit Bank is organized seeking the dissolution, liquidation or reorganization of, or the appointment of a receiver for, such Letter of Credit Bank, and such proceeding shall not have been dismissed for sixty (60) days, or (d) such Letter of Credit Bank has failed to make any payment when due under the relevant Letter of Credit after giving effect to any applicable grace period; PROVIDED that, solely with respect to this subsection (d), this shall not include any failure to make a payment on the basis that all conditions to and defenses against such payment, if any, have not been duly satisfied or waived, and with respect to which the obligations of such Letter of Credit Bank to make such payment is being contested in good faith by appropriate proceedings, which shall not be limited to legal proceedings.

          "Liquidity Agent" means The First National Bank of Chicago in its capacity as Liquidity Agent for the Liquidity Banks pursuant to Article IV and not in its individual capacity as a Liquidity Bank.

          "Liquidity Banks" means the Persons listed on Annex 1 hereto (including, without limitation, FNBC), and the Persons which from time to time may become a party hereto in accordance with Section 5.5(c).

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          "Participant" is defined in Section 5.5(b).

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Pro Rata Share" means, on any date of determination, (i) with respect to any Liquidity Bank, the ratio (expressed as a percentage) of such Liquidity Bank's Commitment to the Aggregate Commitment at such time and (ii) with respect to ISC, the ratio (expressed as a percentage) of the outstanding principal balance of the Certificate allocable to ISC, as its interest appears on the books and records of the Agent, to the aggregate outstanding principal balance of the Certificate on such date.

          "Purchase" means an assignment by ISC to a Liquidity Bank of such Liquidity Bank's Pro Rata Share of the ISC Interest pursuant to Section 2.1.

          "Purchase Date" means the date specified by ISC in a Sale Notice as being the effective date of ISC's assignment to the Liquidity Banks of the Assigned Percentage of the ISC Interest specified therein.

          "Purchase Price" means, at any Purchase Date, the Assigned Percentage of an amount equal to the sum of (i) the unpaid principal balance of the Certificate and (ii) all accrued and unpaid interest, fees and other amounts whether then or thereafter payable to ISC with respect to the Certificate.

          "Required Liquidity Banks" means Liquidity Banks having Pro Rata Shares in the aggregate at least equal to 66-2/3% or, if the Commitments have been terminated, having at least 66-2/3% of the outstanding Assigned Percentages.

          "Sale Notice" means an irrevocable written notice given by an authorized signer or authorized officer of ISC (or on behalf of ISC by FNBC in its capacity as ISC's administrative agent) to the Liquidity Agent committing to sell, assign and transfer to the Liquidity Banks the Assigned Percentage of the ISC Interest to be assigned, which notice shall state (a) the applicable Purchase Date, (b) the outstanding principal balance of the Certificate, (c) the Assigned Percentage, (d) the Purchase Price (including a calculation of the Purchase Price), (e) ISC's Pro Rata Share prior to giving effect to the contemplated sale, assignment and transfer, (f) ISC's Pro Rata Share, if any, after giving effect to such sale, assignment and transfer and (g) that no ISC Insolvency Event has occurred and is continuing. Any Sale Notice given by ISC upon the exercise of the Investor Purchase Option shall be made in conformity with the terms of the Investor Purchase Option.

          "Section" means a numbered section of this Agreement unless otherwise specified.

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          "SWAP EVENT" means the occurrence of any one or more of the following:
(a) the Swap Provider shall have voluntarily commenced any proceeding or filed any petition under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of the Swap Provider, (b) involuntary proceedings or an involuntary petition shall have been commenced or filed against the Swap Provider by any person or entity under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of the Swap Provider or an order of relief shall have been entered or such proceeding or petition shall not have been dismissed within sixty (60) days, or
(c) the Swap Provider (i) shall fail to make any payment or deposit when due under the Swap Agreement or (ii) shall fail to perform or shall breach any covenant or any other agreement under the Swap Agreement and such failure to perform or breach is not cured within five Business Days, such period to begin at the time at which the Swap Provider knew, or reasonably should have known, of such breach or failure to perform.

          "Transfer Supplement" is defined in Section 5.5(c).

                                     ARTICLE II

                               COMMITMENT TO PURCHASE

     2.1. PURCHASE BY LIQUIDITY AGENT FOR THE BENEFIT OF THE LIQUIDITY BANKS; L/C DRAWING.

          (a)  TRANSFERS BY ISC. Prior to the Commitment Expiry Date, ISC,
(i) in its sole discretion, may elect to give (or to cause FNBC as its administrative agent to give), and (ii) shall give upon the exercise of the Investor Purchase Option by the Required Liquidity Banks, a Sale Notice to the Liquidity Agent, which Sale Notice shall constitute an irrevocable offer to sell the ISC Interest at the Purchase Price indicated therein. Each Sale Notice shall be deemed to be a representation and warranty by ISC that no ISC Insolvency Event shall have occurred and be continuing. Each Liquidity Bank hereby agrees to purchase from ISC such Liquidity Bank's Pro Rata Share of the Assigned Percentage of the ISC Interest for a purchase price equal to such Liquidity Bank's Pro Rata Share of the Purchase Price on the Purchase Date (which date, subject to Section 2.1(b) below, may be the same as the date of the Sale Notice). Notwithstanding anything to the contrary set forth in this Agreement, no Liquidity Bank shall have any obligation to purchase the ISC Interest if, on such Purchase Date, any ISC Insolvency Event or L/C Insolvency Event shall have occurred and be continuing. The Liquidity Agent shall promptly advise each Liquidity Bank (by fax or by telephone call promptly confirmed in writing by fax) of the receipt and content of the Sale Notice and shall promptly advise ISC of each Liquidity Bank's Pro Rata Share of the Purchase Price thereunder. The Purchase Price shall be deposited in immediately available funds into ISC's clearing account no. BNF 7521-7683/FMSD (Reference: 312 Certificate Company/ARM/ISC) at FNBC's principal office at One First National Plaza, Chicago, Illinois 60670, ABA # 071000013.

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          (b)  TIMING OF SALE NOTICE AND PURCHASE DATE. If, at or prior to 12:00 noon (Chicago time) on any Business Day, ISC delivers a Sale Notice to the Liquidity Agent specifying that the Purchase Date shall be the same date as the date of such Sale Notice, ISC may require the Purchase Price to be paid in immediately available funds to ISC's account at the principal office of the Liquidity Agent no later than 2:00 p.m. (Chicago time) on the date of the Sale Notice. Notwithstanding the fact that the Purchase Date may occur on a date which is later than the date on which the Sale Notice is delivered to the Liquidity Agent, the several obligations of each Liquidity Bank to accept such transfer and to make payment of the amounts required to be paid by it pursuant to Section 2.2 shall arise immediately upon receipt by the Liquidity Agent of the Sale Notice. Regardless of when the Sale Notice is received, any Liquidity Bank may designate any one or more of its domestic or foreign branches, offices or affiliates through which it will fund its Pro Rata Share of the Purchase
Price for a Purchase, and the term "Liquidity Bank" shall include any such branch, office or affiliate for such purpose.

          (c) L/C DRAW AMOUNT AND LETTER OF CREDIT DRAWING. On the Purchase Date, the Liquidity Agent shall calculate the L/C Draw Amount, if any, relating to the ISC Interest transferred to the Liquidity Banks on the Purchase Date, and shall notify each Liquidity Bank of the amount, if any, of such L/C Draw Amount. The Liquidity Agent shall, within two Business Days following its determination of a positive L/C Draw Amount under the circumstance described above, make a demand for payment under the Letter of Credit in an amount equal to the L/C Draw Amount for the ratable benefit of each Liquidity Bank. The Liquidity Agent shall pay to ISC, for payment under the Letter of Credit Reimbursement Agreement, the L/C Draw Percentage of any Earned Yield received by the Liquidity Agent with respect to the ISC Interest transferred to any Liquidity Bank until such time as the assignment described in the succeeding sentence is made by the Liquidity Banks. In consideration of the obligations of ISC in respect of the issuance of the Letter of Credit to the Liquidity Agent for the ratable benefit of each Liquidity Bank, effective only at such time as a Liquidity Bank receives payment in full of all Purchase Price payments made by such Liquidity Bank together with accrued and unpaid Earned Yield with respect to such Purchase Price payments and any other amounts due to such Liquidity Bank hereunder, such Liquidity Bank shall assign all of its right, title and interest in the ISC Interest to the Letter of Credit Banks.

     2.2. SEVERAL COMMITMENTS OF THE LIQUIDITY BANKS.

          (a) FUNDING UPON RECEIPT OF THE SALE NOTICE. Promptly upon being advised of the Liquidity Agent's receipt of a Sale Notice, each Liquidity Bank hereby absolutely and unconditionally severally commits to ISC and the Liquidity Agent to provide the Liquidity Agent, on the Purchase Date at the principal office of the Liquidity Agent in Chicago for delivery to ISC, with immediately available funds in an amount equal to such Liquidity Bank's Pro Rata Share of the Purchase Price, whereupon such Liquidity Bank's interest in the Certificate shall be equal to its Pro Rata Share of the Assigned Percentage of the outstanding

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balance of the ISC Interest. The Liquidity Banks' several obligations under this
Section 2.2(a) to provide the Liquidity Agent with funds shall terminate on the Commitment Expiry Date. Notwithstanding anything contained in this Section
2.2(a) or elsewhere in this Agreement to the contrary, except as expressly provided in Section 2.2(c), no Liquidity Bank shall be obligated to provide the Liquidity Agent with aggregate funds in connection with a Purchase in an amount that would exceed such Liquidity Bank's unused Commitment then in effect, and the failure of any Liquidity Bank to make its Pro Rata Share of the Purchase Price available to the Liquidity Agent shall not relieve any other Liquidity
Bank of its obligations hereunder.

          (b) DEFAULTING LIQUIDITY BANKS. If one or more Liquidity Banks (each, a "Defaulting Liquidity Bank" and each Liquidity Bank other than the Defaulting Liquidity Bank being referred to as a "Non-Defaulting Liquidity Bank") fails to make its Pro Rata Share of the Purchase Price available to the Liquidity Agent pursuant to Section 2.1(a) (the aggregate amount not so made available to the Liquidity Agent being herein called the "ISC Purchase Price Deficit"), then upon notice from the Liquidity Agent, each Non-Defaulting Liquidity Bank shall promptly pay to the Liquidity Agent, in immediately available funds, at an account designated by the Liquidity Agent, an amount equal to the lesser of (x) such Non-Defaulting Liquidity Bank's proportionate share (based upon the relative Commitments of the Non-Defaulting Liquidity Banks) of the ISC Purchase Price Deficit and (y) its unused Commitment. If the Liquidity Agent has not received the full amount of the ISC Purchase Price Deficit pursuant to the immediately preceding sentence, upon notice from the Liquidity Agent, each Non-Defaulting Liquidity Bank shall pay to the Liquidity Agent its proportionate share (based upon the relative Commitments of the Non-Defaulting Liquidity Banks) of such deficiency up to the amount of each such Non-Defaulting Liquidity Bank's unused Commitment, until no such deficiency exists. A Defaulting Liquidity Bank shall forthwith upon demand pay to the Non-Defaulting Liquidity Banks all amounts paid by each Non-Defaulting Liquidity Bank on behalf of such Defaulting Liquidity Bank, together with interest thereon, for each day from the date such payment was made by a Non-Defaulting Liquidity Bank until the date such Non-Defaulting Liquidity Bank has been paid such amounts in full, at a rate per annum equal to the sum of the Federal Funds Effective Rate plus 2%. In addition, without prejudice to any other rights that ISC may have under applicable law, each Defaulting Liquidity Bank shall pay to ISC forthwith upon demand, the difference between the Defaulting Liquidity Bank's unpaid Pro Rata Share of the Purchase Price and the amount paid with respect thereto by the Non-Defaulting Liquidity Banks, together with interest thereon, for each day from the date of the Liquidity Agent's request for such Defaulting Liquidity Bank's Pro Rata Share of the Purchase Price pursuant to Section 2.1(b) until the date the requisite amount is paid to ISC in full, at a rate per annum equal to the sum of the Federal Funds Effective Rate plus 2%.

     (c) ADJUSTMENT OF FNBC'S COMMITMENT. In the event that after giving prospective effect to the Purchase to be made in connection with Section 2.1(b), any Liquidity Bank's Pro Rata Share of the Purchase Price would exceed its unused Commitment then in effect (whether due to the existence of accrued and unpaid interest, or otherwise), then the Commitment of FNBC shall be increased in the amount necessary to eliminate such excess and the Aggregate

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Commitment and respective Pro Rata Shares of the Liquidity Banks shall be adjusted to reflect such increase in FNBC's Commitment.

     2.3. NONRECOURSE NATURE OF TRANSACTIONS. Each of the Liquidity Agent and the Liquidity Banks hereby agrees that all Purchases shall be without recourse of any kind to ISC, the Agent or the Liquidity Agent except as expressly provided in Sections 4.3 and 4.7 with respect to the Liquidity Agent.

     2.4. SHARING OF PAYMENTS; INDEMNITY.

          (a) SHARING OF PAYMENTS. From and after the time of a Purchase hereunder, all other payments (except as hereinafter provided), whether received on account of Cashflow, counterclaim, cross claim, exercise of any right of banker's lien or setoff, or otherwise which are allocated to the Certificate, shall be shared ratably amongst the Certificateholders pursuant to the terms of the Agency Agreement, dated as of even date herewith, between ISC AND FNBC, as agent and as a liquidity bank (the "Agency Agreement"). Notwithstanding the foregoing, each Certificateholder agrees that if the Commitment of FNBC shall be increased as provided in Section 2.2(c), all payments that would otherwise be shared ratably amongst the Certificateholders shall be applied to FNBC to reduce any amounts extended by FNBC hereunder as a result of the aforementioned increase in its Commitment until such time as the amounts owed to each Liquidity Bank reflect the Pro Rata Shares of the Liquidity Banks that existed immediately prior to such increase (it being agreed that FNBC's Pro Rata Share shall be reduced to reflect any such payment).

          (b) REQUESTS FOR INDEMNITY UNDER THE FACE AMOUNT CERTIFICATE AGREEMENT. The Liquidity Agent shall, at the written request of any Liquidity Bank, make demand of the Agent for payment of any amounts from time to time claimed by such Liquidity Bank pursuant to Section 13 of the Face Amount Certificate Agreement, and the Liquidity Agent shall, upon its receipt of such amounts, distribute them to each such Liquidity Bank ratably in accordance with their respective Pro Rata Shares.

          (c) PAYMENTS CONDITIONAL UPON RECEIPT FROM THE COMPANY, AGENT, SWAP PROVIDER, CUSTODIAN OR PORTFOLIO MANAGER. Anything in this Agreement to the contrary notwithstanding, the Liquidity Agent shall have no obligation to make any payments to the Liquidity Banks unless and until it has received such amounts from the Company, the Agent, the Swap Provider, the Custodian or the Portfolio Manager pursuant to the Face Amount Certificate Agreement or the other Transaction Documents.

     2.5. REDUCTION OF COMMITMENTS. The Aggregate Commitment shall be automatically reduced, ratably amongst the Liquidity Banks, by the amount of any permanent reduction of the ISC Interest pursuant to the Face Amount Certificate Agreement (including, without limitation, an early redemption under Section 9(b) thereof). The Liquidity Agent shall notify the Liquidity Banks of the occurrence of any such reduction specified in the immediately

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preceding sentence promptly after the Liquidity Agent (individually or in its capacity as Agent or Liquidity Agent) becomes aware of the same. In addition to the foregoing, the Commitment of each Liquidity Bank and the Aggregate Commitment shall be reduced to zero on the Commitment Expiry Date.

          2.6. OPINION DELIVERY. If requested by ISC or the Liquidity Agent each Liquidity Bank agrees to deliver a legal opinion in substantially the form of Exhibit B hereto.

                                    ARTICLE III

                           REPRESENTATIONS AND WARRANTIES

     3.1. ISC DISCLAIMER OF REPRESENTATIONS AND WARRANTIES. By executing and delivering any Sale Notice pursuant to Section 2.1(a), (a) ISC makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Face Amount Certificate Agreement or any other Transaction Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Face Amount Certificate Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or in connection therewith, and (b) ISC makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, the Swap Provider or the Portfolio Manager or the performance or observance by the Company, the Swap Provider or the Portfolio Manager of any of their respective obligations under the Face Amount Certificate Agreement or any other Transaction Document or any other instrument or document furnished pursuant thereto or in connection therewith.

     3.2. REPRESENTATIONS OF THE LIQUIDITY BANKS. Each of the Liquidity Banks
(a) confirms that it has received copies of the Face Amount Certificate Agreement and the other Transaction Documents (other than the FNBC Fee Letter referred to therein); (b) represents and warrants to the Liquidity Agent and ISC that it has, independently and without reliance upon the Liquidity Agent, ISC or any other Liquidity Bank or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Company, the Portfolio Manager, the Swap Provider and the Custodian and made its own decision to enter into this Agreement; (c) represents that it will, independently and without reliance upon the Liquidity Agent, ISC or any other Liquidity Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement or the Face Amount Certificate Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, prospects, financial and other condition and creditworthiness of the Company, the Portfolio Manager, the Swap

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Provider and the Custodian and the quality and character of the Portfolio; (d)
appoints and authorizes the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Liquidity Agent by the terms hereof, together with such powers as are reasonably incidental thereto; (e) appoints as its agent the Agent under the Face Amount Certificate Agreement to enforce its respective rights and interests thereunder;
(f) appoints and authorizes the Agent under the Face Amount Certificate Agreement to take such action as agent on its behalf and to exercise such powers under the Face Amount Certificate Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(g) represents and warrants that it is an "Accredited Investor" under and as defined in the Face Amount Certificate Agreement; (h) represents and warrants that it is a corporation or a banking association duly organized and validly existing under the laws of its jurisdiction of incorporation or organization and has all corporate power to perform its obligations hereunder; (i) represents and warrants that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Agreement, which has not otherwise been obtained; (j) represents and warrants that the execution, delivery and performance of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgement, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any adverse claim on its assets, which contravention or violation in any of the foregoing cases could have a material adverse effect on its financial condition or its ability to perform its obligations hereunder; (k) represents and warrants that this Agreement constitutes its legal, valid and binding obligations enforceable against it in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to limiting creditors' rights generally and by equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (l) represents and warrants that it has duly authorized, executed and delivered this Agreement.

                                     ARTICLE IV

                                  LIQUIDITY AGENT

     4.1 APPOINTMENT. Each Liquidity Bank hereby irrevocably designates and appoints FNBC as Liquidity Agent hereunder, and authorizes the Liquidity Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Liquidity Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Liquidity Agent shall not have any

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duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Liquidity Bank or ISC, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Liquidity Agent shall be read into this Agreement or otherwise exist against the Liquidity Agent. The provisions of this Article IV are solely for the benefit of the Liquidity Agent and the Liquidity Banks, and neither ISC nor the Company shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof. In performing its functions and duties hereunder, the Liquidity Agent shall act solely as the agent of the Liquidity Banks and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for ISC, the Company or any of their respective successors and assigns.

     4.2. DELEGATION OF DUTIES. The Liquidity Agent may execute any of its duties under this Agreement by or through its subsidiaries, affiliates, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Liquidity Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     4.3. EXCULPATORY PROVISIONS. Neither the Liquidity Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in
Section 4.2 under or in connection with this Agreement or the Face Amount Certificate Agreement (except for its, their or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Liquidity Banks for any recitals, statements, representations or warranties contained in the Face Amount Certificate Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, the Face Amount Certificate Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Face Amount Certificate Agreement, this Agreement or any other Transaction Documents furnished in connection therewith or herewith, or for any failure of ISC to perform its obligations under the Face Amount Certificate Agreement or for the satisfaction of any condition specified in the Face Amount Certificate Agreement. The Liquidity Agent shall not be under any obligation to any Liquidity Bank to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Face Amount Certificate Agreement, or to inspect the properties, books or records of the Company.

     4.4. RELIANCE BY LIQUIDITY AGENT. The Liquidity Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to each of the Liquidity Banks), independent accountants and other experts selected by the Liquidity Agent. The Liquidity Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement, the Face Amount Certificate Agreement or any other Transaction Documents furnished in connection herewith or therewith unless it shall first receive such advice or concurrence of the Required Liquidity Banks or all of the Liquidity Banks, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Liquidity Banks against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Liquidity Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Face Amount Certificate Agreement, or any other Transaction Documents furnished in connection herewith or therewith in accordance with a request of the Required Liquidity Banks or all of the Liquidity Banks, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Liquidity Banks.

     4.5. NOTICE OF LIQUIDATION EVENTS; VOTING ON WAIVERS AND AMENDMENTS. The Liquidity Agent shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Liquidation Event, unless the Liquidity Agent has received notice from the Agent, any Liquidity Bank or ISC referring to the Face Amount Certificate Agreement, stating that an Amortization Event or a Liquidation Event has occurred thereunder and describing such event. In the event that the Liquidity Agent receives such a notice, the Liquidity Agent shall promptly give notice thereof to each Liquidity Bank. Subject to the provisions of Section 5.1(b), to the extent the Liquidity Agent is entitled to consent to or withhold its consent of any waiver or amendment of the Face Amount Certificate Agreement pursuant to Section 16(k) thereof, the Liquidity Agent shall (a) give prompt notice to the Liquidity Banks of any such waiver or amendment of which it is aware, and (b) take such action with respect to such waiver, amendment or Liquidation Event as shall be directed by the Required Liquidity Banks; provided, however, that unless and until the Liquidity Agent shall have received such directions, the Liquidity Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Liquidation Event or potential or unmatured Liquidation Event as the Liquidity Agent shall deem advisable and in the best interests of the Liquidity Banks.

     4.6. NON-RELIANCE ON LIQUIDITY AGENT AND OTHER LIQUIDITY BANKS. Each Liquidity Bank expressly acknowledges that neither the Liquidity Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Liquidity Agent hereafter taken, including, without limitation, any review of the affairs of ISC, shall be deemed to constitute any representation or warranty by the Liquidity Agent. The Liquidity Agent shall not have any duty or responsibility to provide any Liquidity Bank with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of ISC which may come into the possession of the Liquidity Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     4.7. INDEMNIFICATION. The Liquidity Banks agree to indemnify the Liquidity Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Liquidity Agent or such Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Liquidity Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Liquidity Agent or such Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or under this Agreement or the execution, delivery or performance of this Agreement, the Face Amount Certificate Agreement, or any other Transaction Documents furnished in connection herewith or therewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Liquidity Agent or such Person).

     4.8. LIQUIDITY AGENT IN ITS INDIVIDUAL CAPACITY. The Liquidity Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company, ISC or any affiliate of the Company as though the Liquidity Agent were not the Liquidity Agent hereunder. With respect to the acquisition of its Pro Rata Share of the Assigned Percentage of the ISC Interest pursuant to this Agreement, FNBC shall have the same rights and powers under this Agreement as any Liquidity Bank and may exercise the same as though it were not the Liquidity Agent, and the terms "Liquidity Bank" and "Liquidity Banks" shall include FNBC in its individual capacity.

     4.9. SUCCESSOR LIQUIDITY AGENT. The Liquidity Agent may, upon five (5) days' notice to ISC and the Liquidity Banks, and the Liquidity Agent will, upon the direction of Liquidity Banks having 66-2/3% of the Pro Rata Shares (calculated without regard to the Pro Rata Share of FNBC or any affiliate of FNBC) resign as Liquidity Agent, provided, in either case, that a Liquidity Bank agrees to become the successor Liquidity Agent hereunder in accordance with the next sentence. If the Liquidity Agent shall resign as Liquidity Agent under this Agreement, then the Required Liquidity Banks during such 5-day period shall appoint from among the Liquidity Banks a successor Liquidity Agent, whereupon such successor Liquidity Agent shall succeed to the rights, powers and duties of the Liquidity Agent and the term "Liquidity Agent" shall mean such successor Liquidity Agent, effective upon its appointment, and the former Liquidity Agent's rights, powers and duties as Liquidity Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Liquidity Agent's resignation hereunder as Liquidity Agent, the provisions of this Article IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.

     4.10. FNBC CONFLICT WAIVER. FNBC acts as administrative agent for ISC, issuing and paying agent for ISC's commercial paper, provides other backup facilities for ISC, and may provide other services or facilities to ISC from time to time (the "FNBC Roles"). Without limiting the generality of Section 4.8, each Liquidity Bank hereby acknowledges and consents to any and all FNBC Roles, waives any objections it may have to any actual or potential conflict of interest caused by FNBC's acting as the Liquidity Agent or as a Liquidity Bank hereunder and acting as or maintaining any of the FNBC Roles, and agrees that in connection with any FNBC Role, FNBC may take, or refrain from taking, any action which it in its discretion deems appropriate. The Liquidity Banks are hereby notified that ISC may delegate responsibility for signing and/or sending Sale Notices to FNBC as ISC's administrative agent.

                                     ARTICLE V

                                   MISCELLANEOUS

     5.1. WAIVERS; AMENDMENTS; ETC.

          (a) NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Liquidity Agent or any Liquidity Bank in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

          (b) LIMITATIONS ON CONSENTS BY THE LIQUIDITY AGENT TO WAIVERS AND AMENDMENTS. ISC shall not consent to any amendment, supplement, waiver or modification of the Face Amount Certificate Agreement to which it is entitled to consent pursuant to Section 14 thereof without the prior written consent of the Required Liquidity Banks, PROVIDED, HOWEVER, that no such modification or waiver shall, without the consent of each affected Certificateholder, (i) extend the Certificate's final maturity date or the date of any payment or deposit of any amounts by the Issuer, the Portfolio Manager or the Swap Provider, (ii) reduce the rate or extend the time of payment of Earned Yield (or any component thereof), (iii) reduce any fee payable to the Liquidity Agent for the benefit of the Certificateholders, (iv) change the amount of the outstanding Invested Amounts of any Certificateholder, a Liquidity Bank's Pro Rata Share or a Liquidity Bank's Commitment, (v) amend, modify or waive any provision of the definition of "Required Liquidity Banks" or this Section 5.1(b), (vi) consent to or permit the assignment or transfer by the Issuer or the Swap Provider of any of their respective rights and obligations under this Agreement or the Swap Agreement, or (vii) amend or modify any defined term (or any term used directly or indirectly in such defined term) used in clauses (i) through (vi) above in a manner which would circumvent the intention of the restrictions set forth in such clauses.

          (c) WAIVERS AND AMENDMENTS MUST BE IN WRITING. This Agreement may not be amended, supplemented, modified, or waived except in accordance with the provisions of this Section 5.1 or Section 5.5(c). The Liquidity Agent and ISC may, from time to time, with the consent of the Required Liquidity Banks, enter into written amendments, supplements, modifications or waivers for the purpose of adding, deleting, changing or waiving any provisions to this Agreement; provided, however, that no such amendment, supplement, modification or waiver shall, without the written consent of ISC, the Liquidity Agent and all of the Liquidity Banks: (i) extend the Commitment Expiry Date, (ii) reduce any fee payable pursuant to Section 2.4. (iii) except pursuant to Section 5.5(c), change the amount of or percentage interest represented by any Liquidity Bank's Pro Rata Share or alter any Liquidity Bank's Commitment hereunder, (iv) amend, modify or waive any provision of the definition of "Required Liquidity Banks",
Section 5.1(b) above or this Section 5.1(c), or (v) amend or modify any defined term used in the foregoing clauses (i) through (iv) in a manner which would circumvent the intention of the restrictions set forth in such clauses. Notwithstanding the foregoing, without the consent of the Liquidity Banks, the Liquidity Agent and ISC may amend this Agreement solely to add additional Persons as Liquidity Banks. Any such amendment, supplement, modification or waiver shall apply to each of the Liquidity Banks equally and shall be binding upon ISC, the Liquidity Banks and the Liquidity Agent. In the case of any waiver, ISC, the Liquidity Banks and the Liquidity Agent shall be restored to their former positions and rights hereunder.

          (d) INTEGRATION. This Agreement, the Face Amount Certificate Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

          5.2. NOTICES. Except as otherwise expressly provided herein, all communications and notices provided for hereunder shall be in writing and shall be (a) hand-delivered by messenger, (b) sent by reputable overnight or second business day courier, or (c) sent by facsimile, telecopy or similar electronic facsimile transmission directed to the applicable address or facsimile number, as the case may be, set forth on the signature page hereto (as amended from time to time) or at such other address or facsimile number as any party may hereafter specify in writing to the Liquidity Agent for the purpose of receiving notices. Each such notice or other communication shall be effective only upon receipt thereof.

          5.3. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal law, and not the law of conflicts, of the State of Illinois.

          5.4. SEVERABILITY; COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          5.5. SUCCESSORS AND ASSIGNS; PARTICIPATIONS; ASSIGNMENTS.

          (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns. No Liquidity Bank may participate, assign or sell any portion of its rights hereunder except as required by operation of law, in connection with the merger, consolidation or dissolution of any Liquidity Bank or as provided in this
Section 5.5.

          (b) PARTICIPATIONS. Any Liquidity Bank may, with the consent of the Liquidity Agent and in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more Persons (each a "Participant") participating interests in its rights and obligations hereunder and under the Face Amount Certificate Agreement; PROVIDED, HOWEVER, that each Participant shall purchase an identical percentage in such selling Liquidity Bank's Commitment, unused Commitment and Certificate Balance. Notwithstanding any such sale by a Liquidity Bank of participating interests to a Participant, such Liquidity Bank's rights and obligations under this Agreement and the Face Amount Certificate Agreement shall remain unchanged, such Liquidity Bank shall remain solely responsible for the performance thereof, and ISC and the Liquidity Agent shall continue to deal solely and directly with such Liquidity Bank in connection with such Liquidity Bank's rights and obligations under this Agreement and the Face Amount Certificate Agreement. Each Liquidity Bank agrees that any agreement between such Liquidity Bank and any such Participant in respect of such participating interest shall not restrict such Liquidity Bank's right to agree to any amendment, supplement, waiver or modification to the Agreement, except for any amendment, supplement, waiver or modification requiring the consent of all of the Liquidity Banks pursuant to Section 5.1(b) or Section 5.1(c) or any agreement to extend the Fixed Expiry Date.

          (c) ASSIGNMENTS TO PURCHASERS. (i) Any Liquidity Bank may at any time and from time to time, upon the prior written consent of ISC, the Liquidity Agent and FNBC, assign to one or more Accredited Investors or other Persons ("Purchasers") all or any part of its rights and obligations under this Agreement and the Face Amount Certificate Agreement pursuant to a supplement to this Agreement, substantially in the form of EXHIBIT A hereto (a "Transfer Supplement"), executed by the Purchaser, such selling Liquidity Bank and, as applicable, the Liquidity Agent; and provided however that (A) each Purchaser shall purchase an identical percentage in such selling Liquidity Bank's Commitment and Certificate Balance, (B) any such assignment cannot be for an amount less than the lesser of (1) $10,000,000 and (2) such selling Liquidity Bank's Commitment or Certificate Balance (calculated at the time of such assignment), (C) each Purchaser must be able to make the representations and warranties set forth in the Investor Letter referred to in Section 14(a)(ii) of the Face Amount Certificate Agreement; (D) each Purchaser must be a financial institution incorporated in an OECD Country and (E) if requested by ISC or by the Liquidity Agent, each Purchaser shall deliver to the Liquidity Agent and ISC an opinion of such Purchaser's counsel in substantially the form of Exhibit B hereto. Such assignment shall also be subject to the other limitations set forth in the Face Amount Certificate Agreement.

               (ii) Each of the Liquidity Banks agrees that in the event that it shall cease to have short-term debt ratings of at least A-1 by S&P and at least P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if such Liquidity Bank does not have short-term debt which is rated by S&P's and Moody's, in the event that the parent corporation of such Liquidity Bank has rated short-term debt, such parent corporation ceases to have short-term debt ratings of at least A-1 by S&P and at least P-1 by Moody's (an "Affected Liquidity Bank"), such Affected Liquidity Bank shall be obliged, at the request of ISC and the Liquidity Agent, to assign all of its rights and obligations hereunder to (x) one or more other Liquidity Banks selected by ISC and the Liquidity Agent, or (y) another financial institution nominated by the Liquidity Agent and agreed to by ISC and FNBC, and willing to participate in this facility through the Commitment Expiry Date in the place of such Affected Liquidity Bank; provided that (i) the Affected Liquidity Bank receives payment in full, pursuant to a Transfer Supplement, of an amount equal to the Affected Liquidity Bank's Certificate Balance and the accrued but unpaid (whether or not then due) Earned Yield and accruing but unpaid fees and other costs and expenses payable in respect of such Affected Liquidity Bank's Certificate Balance and (ii) such nominated financial institution, if not an existing Liquidity Bank, satisfies all the requirements of this Agreement and, if requested by ISC or the Liquidity Agent, provides the Liquidity Agent with an opinion of counsel in substantially the form of Exhibit B hereto.

               (iii) Upon (A) execution of a Transfer Supplement, (B) delivery of an executed copy thereof to ISC, the Liquidity Agent and the Agent and, if requested by ISC or by the Liquidity Agent, delivery to the Liquidity Agent and ISC of an opinion of such Purchaser's counsel in substantially the form of EXHIBIT B hereto, and (C) payment, if applicable, by the Purchaser to such selling Liquidity Bank of an amount equal to the purchase price agreed between such selling Liquidity Bank and the Purchaser, such selling Liquidity Bank shall be released from its obligations hereunder and under the Face Amount Certificate Agreement to the extent of such assignment and the Purchaser shall for all purposes be a Liquidity Bank party to this Agreement and, if and when applicable, a Certificateholder under the Face Amount Certificate Agreement and shall have all the rights and obligations of a Liquidity Bank under this Agreement and, if and when applicable, a Certificateholder under the Face Amount Certificate Agreement to the same extent as if it were an original party hereto or thereto, and no further consent or action by ISC, the Company, the Liquidity Banks or the Liquidity Agent shall be required. The amount of the assigned portion of the selling Liquidity Bank's Certificate Balance allocable to the Purchaser shall be equal to the Transferred Percentage (as defined in the Transfer Supplement) of such selling Liquidity Bank's Certificate Balance which is transferred thereunder regardless of the purchase price paid therefor. Such Transfer

Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of the Purchaser as a Liquidity Bank and the resulting adjustment of the selling Liquidity Bank's Commitment arising from the purchase by the Purchaser of all or a portion of the selling Liquidity Bank's rights, obligations, and interest hereunder and under the Face Amount Certificate Agreement.

          5.6. EFFECTIVENESS OF THIS AGREEMENT. This Agreement, and the obligations of the Liquidity Agent and the Liquidity Banks hereunder, shall become effective when the Liquidity Agent has received counterparts hereof, duly executed by the Liquidity Agent, ISC and each of the Liquidity Banks.

          5.7. BANKRUPTCY PETITION AGAINST ISC. The Liquidity Agent and each Liquidity Bank hereby covenant and agree that, prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of ISC, such party will not institute against, or join any other Person in instituting against, ISC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          5.8. INSOLVENCY PROCEEDINGS. Notwithstanding anything in this Agreement to the contrary, each Liquidity Bank agrees that if at any time after the Commitment Expiry Date, ISC is required to return, pursuant to a bankruptcy or insolvency proceeding involving the Company, any payments received by ISC from the Company prior to the Commitment Expiry Date, such Liquidity Bank shall on demand pay to ISC its Pro Rata Share of such disgorged amounts and such Liquidity Bank shall thereafter be entitled to receive from ISC its Pro Rata Share of all amounts thereafter received by ISC in respect of such disgorged amounts pursuant to such bankruptcy or insolvency proceeding.

          5.9. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LIQUIDITY AGENT, THE LIQUIDITY BANKS AND ISC EACH IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE FACE AMOUNT CERTIFICATE AGREEMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or signatories as of the date hereof.

                                        INTERNATIONAL SECURITIZATION
                                        CORPORATION

                                        By:/s/ Eleanor C. Nadbielny
                                           ------------------------
                                          Authorized Signer
                                        c/o The First National Bank of Chicago
                                        One First National Plaza
                                        Chicago, Illinois 60670
                                        Attn: Asset-Backed Securities Division
                                        Fax: (312) 732-4487

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        Individually as a Liquidity Bank and as
                                        Liquidity Agent

                                        By:/s/ Eleanor C. Nadbielny
                                           ------------------------
                                          Title: Authorized Agent
                                        One First National Plaza
                                        Chicago, Illinois 60670
                                        Attn: Asset-Backed Securities Division
                                        Fax: (312) 732-4487

                                     Exhibit A

                                TRANSFER SUPPLEMENT

     THIS TRANSFER SUPPLEMENT is entered into as of the ____ day of ______,____ by and between _______________("Seller") and ________________("Purchaser").

                                PRELIMINARY STATEMENTS

     A. This Transfer Supplement is being executed and delivered in accordance with Section 5.5(c) of that certain Liquidity Agreement (ISC) dated as of April 24, 1998 (as amended, modified or restated from time to time, the "Agreement") by and among International Securitization Corporation, the Liquidity Banks party thereto and The First National Bank of Chicago, as Liquidity Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings set forth, or incorporated by reference, in the Agreement or the "Face Amount Certificate Agreement" (as such term is defined in the Agreement).

     B. The Seller is a Liquidity Bank party to the Agreement, and the Purchaser wishes to become a Liquidity Bank thereunder.

     C. The Seller is selling and assigning to the Purchaser an undivided _____% (the "Transferred Percentage") interest in all of Seller's rights and obligations under the Face Amount Certificate Agreement and the Agreement, including, without limitation, the Seller's Commitment and (if applicable) the Seller's Certificate Balance as set forth herein.

          The parties hereto hereby agree as follows:

          1. The transfer effected by this Transfer Supplement shall become effective (the "Transfer Effective Date") two (2) Business Days (or such other date selected by the Liquidity Agent in its sole discretion) following the date on which a transfer effective notice substantially in the form of Schedule II to this Transfer Supplement ("Transfer Effective Notice") is delivered by the Liquidity Agent to ISC, the Seller and the Purchaser. From and after the Transfer Effective Date, the Purchaser shall be a Liquidity Bank party to the Agreement for all purposes thereof as if the Purchaser were an original party thereto and the Purchaser agrees to be bound by all of the terms and provisions contained therein.

          2. If there is no outstanding principal balance on the Certificate, on the Transfer Effective Date, Seller shall be deemed to have hereby transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller's Commitment and all rights and obligations associated therewith under the terms of the Agreement, including, without limitation, the Transferred Percentage of the Seller's future funding obligations under Section 2.2(a) of the Agreement.

          3. If there is an outstanding principal balance on the Certificate, at or before 12:00 noon, local time of the Seller, on the Transfer Effective Date, the Purchaser shall pay to the Seller, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of an amount equal to the Seller's Certificate Balance (such amount, being hereinafter referred to as the "Purchaser's Certificate Balance"); (ii) all accrued but unpaid (whether or not then due) interest attributable to the Purchaser's Certificate Balance; and
(iii) accruing but unpaid fees and other costs and expenses payable in respect of the Purchaser's Certificate Balance for the period commencing upon each date such unpaid amounts commence accruing, to and including the Transfer Effective Date (the "Purchaser's Acquisition Cost"). Whereupon, the Seller shall be deemed to have transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller's Commitment and Certificate Balance and all related rights and obligations under the Agreement and the Face Amount Certificate Agreement, including, without limitation, the Transferred Percentage of the Seller's future funding obligations under Section 2.2(a) of the Agreement.

          4. Concurrently with the execution and delivery hereof, the Seller will provide to the Purchaser copies of all documents requested by the Purchaser which were delivered to such Seller pursuant to the Agreement.

          5. Each of the parties to this Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Transfer Supplement.

          6. By executing and delivering this Transfer Supplement, the Seller and the Purchaser confirm to and agree with each other, the Liquidity Agent and the Liquidity Banks as follows: (a) other than the representation and warranty that it has not created any adverse claim upon any interest being transferred hereunder, the Seller makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Agreement, the Face Amount Certificate Agreement or any other Transaction Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, the Face Amount Certificate Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) the Seller makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, the Portfolio Manager, the Swap Provider any surety or any guarantor or the performance or observance by the Company, the

Portfolio Manager, or the Swap Provider of any of their respective obligations under the Face Amount Certificate Agreement or any other Transaction Document or any other instrument or document furnished pursuant thereto or in connection therewith; (c) the Purchaser confirms that it has received a copy of the Agreement, the Agency Agreement, the Face Amount Certificate Agreement and the other Transaction Documents (other than the FNBC Fee Letter referred to therein), together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Supplement; (d) the Purchaser will, independently and without reliance upon the Liquidity Agent, the Agent, ISC, the Company or any other Liquidity Bank or Certificateholder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the Face Amount Certificate Agreement; (e) the Purchaser appoints and authorizes the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Liquidity Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) the Purchaser appoints as its agent the Agent under the Face Amount Certificate Agreement and the Agency Agreement to enforce its respective rights and interests thereunder;
(g) the Purchaser appoints and authorizes the Agent under the Face Amount Certificate Agreement and the Agency Agreement to take such action as agent on its behalf and to exercise such powers under the Face Amount Certificate Agreement and the Agency Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (h) the Purchaser has executed and delivered to the Liquidity Agent the Investor Letter referred to in Section 14(a)(ii) of the Face Amount Certificate Agreement; (i) the Purchaser was not formed for the purpose of acquiring the interest being acquired hereunder; and (j) the Purchaser agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Agreement and the Face Amount Certificate Agreement are required to be performed by it as a Liquidity Bank or, when applicable, as a Certificateholder.

          7. Each party hereto represents and warrants to and agrees with the Liquidity Agent that it is aware of and will comply with the provisions of the Agreement, including, without limitation, Sections 2.2, 5.5(c) and 5.7 thereof.

          8. Schedule I hereto sets forth the revised Commitment of the Seller and the Commitment of the Purchaser, as well as administrative information with respect to the Purchaser.

          9. THIS TRANSFER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

     IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be executed by their respective duly authorized officers of the date hereof.

                                        [SELLER]

                                        By:______________________

                                          Title:______________________

                                        [PURCHASER]

                                        By:______________________

                                          Title:______________________

                          SCHEDULE I TO TRANSFER SUPPLEMENT

                         LIST OF LENDING OFFICES, ADDRESSES
                         FOR NOTICES AND COMMITMENT AMOUNTS

DATE: ___________,____

TRANSFERRED PERCENTAGE: _______%

@@
                                                                 Pro
          Commitment     Commitment          Outstanding         Rata
Seller    [existing]     [revised]       Certificate Balance    Share
------     -----------   ----------      -------------------    -----




                                                           Pro
                Commitment         Outstanding             Rata
Purchaser       [initial]       Certificate Balance       Share
---------       ----------      -------------------       -----



ADDRESS FOR NOTICES:


____________________

____________________

____________________


Attention:

Phone No.:
Facsimile No.:

                          SCHEDULE II TO TRANSFER SUPPLEMENT

                              TRANSFER EFFECTIVE NOTICE

TO: _________________________, Seller
    _________________________
    _________________________
    _________________________

TO: _________________________, Purchaser
    _________________________
    _________________________
    _________________________

          The undersigned, as Liquidity Agent under the Liquidity Agreement
(ISC) dated as of April 24, 1998 (as amended, modified or supplemented from time to time) by and among International Securitization Corporation, the Liquidity Banks party thereto and The First National Bank of Chicago, as Liquidity Agent, hereby acknowledges receipt of executed counterparts of a completed Transfer Supplement dated as of ____________, ____ between _____________, as Seller, and_______________, as Purchaser. Capitalized terms defined in such Transfer Supplement are used herein as therein defined.

          1. Pursuant to such Transfer Supplement, you are advised that the Transfer Effective Date will be ________________, _________.

          2. ISC, the Liquidity Agent and FNBC each hereby consents to the Transfer Supplement as required by Section 5.5(c) of the Agreement.

[         3. Pursuant to such Transfer Supplement, the Purchaser is required to pay $____________ to the Seller at or before 12:00 noon (local time of the Seller) on the Transfer Effective Date in immediately available funds.]

                                        Very truly yours,

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        individually and as Liquidity Agent

                                        By:_________________________

                                        Title:______________________

                                        INTERNATIONAL SECURITIZATION
                                        CORPORATION

                                        By:_________________________
                                             Authorized Signatory

                                      Exhibit B

                                   FORM OF OPINION

International Securitization Corporation
c/o The First National Bank of Chicago
Asset-Backed Markets Division
Suite 0596
One First National Plaza
Chicago, Illinois 60670-0596

The First National Bank of Chicago,
 as Liquidity Agent
One First National Plaza
Chicago, Illinois 60670

Re:  Transfer Supplement dated as of _________ with ***[Name of Bank]***

Ladies and Gentlemen:

          We have acted as counsel for the ***[Name of Bank]*** (the "Bank") in connection with [(i)] the Liquidity Agreement (ISC) dated as of April 24, 1998 (the "Agreement"; terms defined therein and not otherwise defined in this letter shall have the respective meanings ascribed therein), among International Securitization Corporation ("ISC"), the First National Bank of Chicago, as Liquidity Agent and the Liquidity Banks party thereto and [(ii) the Transfer Supplement (the "Transfer Supplement") dated as of ___________ ______, ______ between ***[Name of Seller]*** as "Seller" (as defined therein) and ***[Name of Bank]*** as "Purchaser" (as defined therein), consented to by ISC, the Liquidity Agent and FNBC.](1)

          Subject to the qualifications and limitations stated herein, we hereby advise you that, in our opinion:

          Each of the Agreement [and the Transfer Supplement] has been duly authorized by all necessary corporate action, has been duly executed and delivered by the Bank and, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms.

--------------------
(1) Bracketed language should be deleted for opinions delivered by Liquidity Banks party to the Certificate Purchase Agreement.

          Our opinion set forth above is subject to the qualifications that the enforceability of the Bank's obligations under the Agreement [and the Transfer Supplement] may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          This opinion may be relied upon by Moody's Investors Service, Inc. and by Standard & Poors Ratings Group to the same extent as if named as an addressee hereof.

                                        Respectfully submitted,

                                      ANNEX I

                                    COMMITMENTS

The First National Bank of Chicago                $500,000,000
